--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                January 31, 2000



Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.



Sincerely,



/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
-------------------                                    ------------------------
    Laurence D. Fink                                       Ralph L. Schlosstein
    Chairman                                               President

                                                                January 31, 2000


Dear Shareholder:

     We are pleased to present the consolidated annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust will seek to achieve its objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                              12/31/99    12/31/98   CHANGE      HIGH       LOW
                               -------    --------    -----     ------    -----
STOCK PRICE                    $8.8125    $ 9.1875    (4.08)%   $ 9.31    $8.75
NET ASSET VALUE (NAV)          $  9.37    $  10.08    (7.04)%   $10.14    $9.37
5-YEAR U.S. TREASURY NOTE         6.34%       4.54%   39.65%      6.34%    4.46%


THE FIXED INCOME MARKETS

     Despite the complete reversal of last year's 0.75% easing by the Federal Reserve, the expansion of the U.S. economy continues intact. At the end of 1999, the labor markets remain tight, economic growth remains strong and inflation pressures appear restrained by offsetting gains in productivity. However, the factors that should eventually lead to higher interest rates also remain intact: higher equity and commodity prices, a confident consumer, labor markets that continue to tighten and a global recovery that will boost U.S. exports and reduce the trade deficit. Along with consumer confidence, consumer credit continues to advance as evidenced in remarkably strong holiday sales.

     Although the Federal Open Market Committee took no action at their December meeting, this should not be interpreted to mean that the threat of inflationary forces has dissipated. We expect that continued above-trend economic strength, tight labor markets and the need to drain the excess liquidity that the Fed provided the financial markets in the months leading up to Y2K will warrant additional Fed tightening in 2000. Despite our outlook for additional Fed moves we believe that the market has adequately priced in the degree of tightening necessary to successfully engineer an economic slow down later this year.

     Treasury yields increased significantly during 1999, continuing their year-long slide in price. Over the course of the year the yield of the 30-year Treasury has increased by nearly 139 basis points (1.39%). The yield of the 5-Year Treasury posted a net increase of 180 basis points (1.80%), beginning 1999 at 4.54% and closing on December 31, 1999 at 6.34%. Bond prices, which move inversely to their yields, have continued to be punished as the market reacted to strength of the economy and uncertainty of future Fed action. During the fourth quarter, the short and intermediate sections of the yield curve underperformed the long end of the curve. As we move into 2000, we anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

     A combination of shrinking supply, and a decline in prepayment rates in response to a reduction in refinancing activity, allowed mortgage securities to outperform the broader investment grade market. Falling bond prices kept mortgages rates near 8%, which has significantly affected refinancing activity reducing an important source of new mortgage origination. for the period ending december 31st the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 1.86% TOTAL RETURN VERSUS -0.82% for the LEHMAN BROTHERS AGGREGATE INDEX. As the origination of new mortgages continues to decline, the outlook for the mortgage sector is favorable. Despite the rich valuations of mortgages, a likely shortage of yield-oriented products will draw investors to the mortgage sector as they execute their investment plans in 2000.

     Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned -1.87%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S -0.82%. 1999 was marked by a large supply of corporate bonds due to M&A activity and issuers rushing to market ahead of Y2K. While we believe M&A activity will follow through in 2000, higher rates combined with the increased issuance in 1999 should result in a more moderate supply picture in 2000. Despite a very buoyant economic environment, credit parameters have not been improving in the investment grade corporate bond universe raising concerns about vulnerability to a down turn. As a result, we have generally implemented an "up in credit" strategy in portfolios.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1998 asset composition.


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                 DECEMBER 31, 1999  DECEMBER 31, 1998
--------------------------------------------------------------------------------
Zero CouponBonds                                27%                 24%
--------------------------------------------------------------------------------
Corporate Bonds                                 19%                 17%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs    10%                  9%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities         9%                  8%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                           9%                  8%
--------------------------------------------------------------------------------
Asset-Backed Securities                          7%                  6%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                          5%                  4%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities        5%                  4%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities            4%                  5%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages     3%                  4%
--------------------------------------------------------------------------------
U.S. Government Securities                       1%                 10%
--------------------------------------------------------------------------------
CMO Residuals                                    1%                  1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                RATING % OF CORPORATES
--------------------------------------------------------------------------------
          CREDIT RATING               DECEMBER 31, 1999     DECEMBER 31, 1998
--------------------------------------------------------------------------------
        AAAor Equivalent                     3%                    5%
--------------------------------------------------------------------------------
         AAor Equivalent                    22%                   22%
--------------------------------------------------------------------------------
         Aor Equivalent                     35%                   34%
--------------------------------------------------------------------------------
        BBBor Equivalent                    40%                   39%
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2002. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

     During the reporting period, the most significant additions have been in zero coupon bonds and the corporate sector. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities. To finance these purchases, the Trust sold U.S. Government securities in an effort to increase yield.

     As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Strategic Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                 /s/ Michael P. Lustig
--------------------                 ---------------------
    Robert S. Kapito                     Michael P. Lustig
    Vice Chairman and Portfolio Manager  Managing Director and Portfolio Manager
    BlackRock Advisors, Inc.             BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BGT
--------------------------------------------------------------------------------
 Initial Offering Date:                                       December 28, 1990
--------------------------------------------------------------------------------
 Closing Stock Price as of 12/31/99:                                $8.8125
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/99:                                    $9.37
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 12/31/99 ($8.8125)(1):           5.39%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share(2):                         $0.0396
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share(2):                      $0.4752
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--130.1%
                     MORTGAGE PASS-THROUGHS--11.8%
                     Federal Home Loan Mortgage Corp.,
        $15,771        6.50%, 11/01/25-01/01/28 ..............   $   14,873,573
            347        7.50%, 11/01/10, 15 Year ..............          349,785
            218        8.00%, 02/01/13 .......................          220,723
            444        9.00%, 11/01/05, 15 Year ..............          451,281
                       Federal National Mortgage Association,
          41,938@      6.50%, 05/01/26-07/01/29 ..............       39,521,059
          5,494        7.25%, 01/01/23, Project 797 ..........        5,402,632
          2,809        7.50%, 02/01/02-06/01/08,
                         15 Year .............................        2,826,252
             45        Government National Mortgage
                       Association,
                         9.00%, 03/15/20 .....................           47,658
                                                                 --------------
                                                                      63,692,963
                                                                 --------------
                     AGENCY MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS--13.2%
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
          8,169@       Series 90, Class 90-G,
                         10/15/20 ............................        8,279,567
          2,883        Series 1488, Class 1488-F,
                         09/15/06 ............................        2,853,911
          1,625        Series 1488, Class 1488-PF,
                         09/15/06 ............................        1,628,071
            158        Series 1590, Class 1590-K,
                         10/15/23 ............................          156,950
          1,400        Series 1601, Class 1601-PG,
                         12/15/06 ............................        1,379,549
          6,310        Series 1613, Class 1613-G,
                         05/15/06 ............................        6,161,980
         10,000        Series 1686, Class 1686-PG,
                         11/15/23 ............................        9,718,700
          5,765@        Series 1797, Class 1797-A,
                         07/15/08 ............................        5,643,972
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
         13,414@       Trust 1992-43, Class 43-E,
                         04/25/22 ............................       13,339,777
          8,895@       Trust 1992-145, Class 145-K,
                         07/25/02 ............................        8,792,393
          9,854@       Trust 1992-156, Class 156-H,
                         04/25/06 ............................        9,639,837
            500        Trust 1993-71, Class 71-PG,
                         07/25/07 ............................          494,900
          2,205        Trust 1994-40, Class 40-H,
                         10/25/20 ............................        2,159,533
          1,162      Government National Mortgage
                       Association,
                       Trust 1996-3, Class 3-C,
                         09/20/20 ............................        1,186,924
                                                                 --------------
                                                                      71,436,064
                                                                 --------------
                     ADJUSTABLE & INVERSE FLOATING
                     RATE MORTGAGES--4.0%
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
            468        Series 1603, Class 1603-MB,
                         10/15/23 ............................          459,665
          1,525        Series 1619, Class 1619-FH,
                         11/15/23 ............................        1,536,728
          1,290        Series 1637, Class 1637-LF,
                         12/15/23 ............................        1,247,356
          1,206        Series 1684, Class 1684-OB,
                         03/15/24 ............................        1,162,006
          2,118        Series 1712, Class 1712-S,
                         08/15/08 ............................        2,068,695
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
          1,469        Trust G93-17, Class 17-SH,
                         04/25/23 ............................          892,198
          2,000        Trust 1992-155, Class 155-SB,
                         12/25/06 ............................        1,836,960
         10,000@       Trust 1993-61, Class 61-FC,
                         11/25/18 ............................        9,200,000
            213        Trust 1993-117, Class 117-SA,
                         07/25/08 ............................          219,177
          1,259@       Trust 1993-170, Class 170-SA,
                         09/25/08 ............................        1,244,910
            703@       Trust 1993-185, Class 185-SH,
                         04/25/19 ............................          708,990
            890        Trust 1993-225, Class 225-SB,
                         07/25/23 ............................          807,961
            141        Trust 1997-7, Class 7-WC,
                         04/25/22 ............................            6,889
                                                                 --------------
                                                                     21,391,535
                                                                 --------------
                     INTEREST ONLY MORTGAGE-
                     BACKED SECURITIES--11.4%
AAA      90,777      CS First Boston Mortgage Securities,
                       Series 1997-C1, Class AX,
                         04/20/22** ..........................        7,482,834

See Notes to Consolidated Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                     INTEREST ONLY MORTGAGE-BACKED
                     SECURITIES--(CONTINUED)
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
        $     3        Series G2, Class 2-M,
                         07/25/18 ............................   $           28
          8,718        Series G4, Class 4-S,
                         11/25/22 ............................          356,886
          8,475        Series G25, Class 25-S,
                         08/25/06 ............................          136,023
          1,191        Series G39, Class 39-J,
                         03/25/24 ............................          173,253
            165        Series 186, Class 186-J,
                         08/15/21 ............................           27,539
          2,716        Series 1215, Class 1215-P,
                         06/15/06 ............................          181,925
            119        Series 1375, Class 1375-H,
                         12/15/05 ............................            8,762
          2,145        Series 1379, Class 1379-FB,
                         08/15/18 ............................           42,593
         15,962        Series 1386, Class 1386-S,
                         10/15/07 ............................        1,496,411
          2,817        Series 1434, Class 1434-LA,
                         03/15/19 ............................          220,849
          7,550        Series 1472, Class 1472-S,
                         05/15/06 ............................          249,373
         14,378        Series 1496, Class 1496-GA,
                         03/15/19 ............................        1,220,871
          8,200        Series 1551, Class 1551-J,
                         07/15/08 ............................          175,898
          4,513        Series 1590, Class 1590-JC,
                         01/15/19 ............................          201,029
          3,160        Series 1626, Class 1626-PV,
                         12/15/08 ............................          214,249
          2,067        Series 1662, Class 1662-P,
                         11/15/07 ............................          213,897
          6,617        Series 1682, Class 1682-SB,
                         09/15/23 ............................          263,601
         68,049        Series 1954, Class 1954-BA,
                         04/15/21 ............................          778,478
         42,011        Series 1954, Class 1954-BB,
                         04/15/21 ............................          335,246
         18,796        Series 1954, Class 1954-LL,
                         05/15/21 ............................          153,751
         18,796        Series 1954, Class 1954-LM,
                         05/15/21 ............................          153,751
         15,766        Series 1954, Class 1954-MD,
                         03/15/16 ............................        1,313,464
         12,525        Series 2049, Class 2049-PK,
                         06/15/14 ............................          758,108
         22,670        Series 2054, Class 2054-PL,
                         10/15/19 ............................        2,998,400
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
          3,006        Trust G93-25, Class 25-N,
                         12/25/19 ............................          454,385
          7,016        Trust G93-26, Class 26-PT,
                         12/25/17 ............................          540,212
         13,438        Trust G93-31, Class 31-PS,
                         08/25/18 ............................          208,295
          1,413        Trust 1991-49, Class 49-G,
                         05/25/06 ............................          288,858
          1,249        Trust 1992-82, Class 82-IO,
                         05/25/22 ............................          310,373
          2,096        Trust 1992-108, Class 108-L,
                         07/25/07 ............................          460,634
          1,322        Trust 1992-208, Class 208-S,
                         11/25/07 ............................          166,864
         13,521        Trust 1993-121, Class 121-PH,
                         01/25/19 ............................          999,891
          7,982        Trust 1993-141, Class 141-PJ,
                         06/25/19 ............................          557,399
          3,495        Trust 1993-226, Class 226-SB,
                         05/25/19 ............................           80,426
          2,368        Trust 1993-245, Class 245-JA,
                         03/25/19 ............................           81,840
          1,946        Trust 1994-42, Class 42-SO,
                         03/25/23 ............................          199,484
         20,598        Trust 1996-15, Class 15-SG,
                         08/25/08 ............................        1,694,393
         12,937        Trust 1996-20, Class 20-SB,
                         10/25/08 ............................        3,179,586
          4,484@       Trust 1996-24, Class 24-SB,
                         10/25/08 ............................          843,365
          8,499        Trust 1996-24, Class 24-SJ,
                         01/25/22 ............................        2,276,471
            543        Trust 1996-54, Class 54-SM,
                         09/25/23 ............................          103,012
          1,412        Trust 1997-35, Class 35-PK,
                         09/18/21 ............................          122,092
         30,736        Trust 1997-35, Class 35-SB,
                         03/25/09 ............................          442,116
         24,000@       Trust 1997-44, Class 44-SC,
                         06/25/08 ............................        1,396,680
         17,813        Trust 1997-50, Class 50-HJ,
                         12/25/17 ............................          938,753
         37,370        Trust 1997-90, Class 90-L,
                         10/25/19 ............................        2,989,576
          2,891        Trust 1998-44, Class 44, IC,
                         01/18/14 ............................          323,946
AAA     115,827      First Union Lehman Brothers
                       Bank of America,
                       Series 1998-C2, Class IO,
                         05/18/28 ............................        4,464,331

See Notes to Consolidated Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                     INTEREST ONLY MORTGAGE-BACKED
                     SECURITIES--(CONTINUED)
                     Government National Mortgage
                       Association,
        $ 1,506        Series 1997-16, Class 16-PR,
                         12/20/20 ............................   $       90,682
         14,298        Series 1998-26, Class 26-IO,
                         10/20/18 ............................        1,637,238
                     Merrill Lynch Mortgage Investors Inc.,
AAA     104,523        Series 1997-C2, Class IO,
                         12/10/29 ............................        6,786,104
AAA      72,507        Series 1998-C2, Class IO,
                         02/15/30 ............................        5,191,204
AAA      96,176      Morgan Stanley Capital I,
                       Series 1998-HF1, Class X,
                         02/15/18 ............................        5,168,184
N/R         816      Salomon Brothers Mortgage Securities,
                       Series 1987-3, Class B,
                         10/23/17 ............................          214,947
                                                                 --------------
                                                                     61,368,560
                                                                 --------------
                     PRINCIPAL ONLY MORTGAGE-BACKED
                     SECURITIES--7.3%
AAA       1,580@     Collateralized Mortgage Obligation,
                       Trust 26, Class A,
                         04/23/17 ............................        1,303,055
                     Federal Home Loan Mortgage Corp.,
                       Multiclass Mortgage
                       Participation Certificates,
            195        Series 1373, Class 1373-B,
                         09/15/22 ............................          190,071
          2,269        Series 1597, Class 1597-H,
                         07/15/23 ............................        1,280,079
          2,425        Series 1662, Class 1662-PO,
                         01/15/09 ............................        1,923,498
          1,096        Series 1813, Class 1813-K,
                         02/15/24 ............................          975,842
          2,933        Series 1844, Class 1844-PC,
                         03/15/24 ............................        2,581,069
            971        Series 2009, Class 2009-A,
                         12/15/22 ............................          687,378
                     Federal National Mortgage Association,
                       REMIC Pass-Through Certificates,
            523        Trust 225, Class 1,
                         06/01/23 ............................          415,659
          3,629@       Trust 1993-67, Class 67-B,
                         12/25/21 ............................        3,434,710
          2,617        Trust 1993-92, Class 92-G,
                         05/25/23 ............................        1,450,302
          2,926        Trust 1993-113, Class 113-B,
                         07/25/23 ............................        2,540,458
         13,602        Trust 1993-205, Class 205-EB,
                         09/25/23 ............................       12,590,183
            392        Trust 1993-213, Class 213-H,
                         09/25/23 ............................          369,699
          1,225        Trust 1993-237, Class 237-C,
                         11/25/23 ............................        1,117,531
          1,000        Trust 1994-8, Class 8-D,
                         11/25/23 ............................          897,500
          3,053@       Trust 1994-26, Class 26-G,
                         01/25/24 ............................        2,402,610
            550        Trust 1994-54, Class 54-E,
                         11/25/23 ............................          486,305
          2,318        Trust 1994-87, Class 87-E,
                         03/25/09 ............................        1,754,086
          1,523        Trust 1997-19, Class 19-C,
                         09/25/23 ............................        1,094,432
            706        Trust 1997-19, Class 19-H,
                         10/25/22 ............................          487,671
AAA       1,743      Prudential Bache CMO Trust,
                       Series 10, Class H,
                         04/01/19 ............................        1,514,387
                                                                 --------------
                                                                     39,496,525
                                                                 --------------
                     COMMERCIAL MORTGAGE-BACKED
                     SECURITIES--4.9%
AAA       2,178      Aetna Commercial Mortgage Trust,
                       Series 1995-C5, Class B,
                         6.74%, 12/26/30 .....................        2,168,714
Aa1       4,000      FDIC Trust,
                       Series 1994-C1, Class IIF,
                         8.70%, 09/25/25 .....................        4,135,143
AA-       2,290      Merrill Lynch Mortgage Investors, Inc.,
                       Series 1995-C1, Class C,
                         7.513%, 05/25/15 ....................        2,260,249
AAA       2,644      Mortgage Capital Funding Inc.,
                       Series 1998-MC3, Class A1,
                         6.00%, 11/18/31 .....................        2,498,192
                     Paine Webber Mortgage
                       Acceptance Corp.,**
AAA       2,000        Series 1995-M1, Class A,
                         6.70%, 01/15/07 .....................        1,962,500
A-        1,656        Series 1995-M1, Class D,
                         7.30%, 01/15/07 .....................        1,638,157
A         3,095      Resolution Trust Corp.,
                       Series 1994-C1, Class C,
                         8.00%, 06/25/26 .....................        3,091,584
AAA       3,925      Structured Asset Securities Corp.,
                       Series 1996-CFL, Class B,
                         6.30%, 02/25/28 .....................        3,905,375
A         4,500      TVO Southwest,
                       Series 1994-MFI, Class A2,
                         9.37%, 11/18/04** ...................        4,574,832
                                                                 --------------
                                                                     26,234,746
                                                                 --------------
                     ASSET-BACKED SECURITIES--9.2%
AAA       7,091      Brazos Student Loan Financial Corp.,
                       Series 1998-A, Class A1,
                         5.89%, 06/01/06 .....................        7,067,872

See Notes to Consolidated Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                     ASSET-BACKED SECURITIES (CONTINUED)
                     Broad Index Secured Trust Offering,**
Baa2    $ 5,000        Series 1998-1A, Class A,
                         6.58%, 03/26/01 .....................   $    4,892,066
Baa2      5,000        Series 1998-4A, Class B2,
                         7.64%, 09/09/01 .....................        4,990,625
AAA      20,545      Chase Credit Card Master Trust,
                       Series 1997-5, Class 5-A,
                         6.194%, 08/15/05 ....................       20,103,154
N/R       2,946      Global Rated Eligible Asset Trust,
                       Series 1998-A,
0                        7.33%, 09/15/07**/*** ...............          883,777
AAA       3,400      NPF Trust VI, Inc,
                       Series 1999-1, Class A,
                         6.25%, 02/01/03** ...................        3,324,031
AA        1,809      Pegasus Aviation Lease Securitization,
                       Series 1999-1A, Class A1,
                         6.30%, 03/25/29** ...................        1,741,072
                     Structured Mortgage Asset
                       Residential Trust,@@/***
N/R       4,077        Series 1997-2, Class 2,
                         8.24%, 03/15/06 .....................          896,996
N/R       4,496        Series 1997-3,
                         8.724%, 04/15/06 ....................          989,210
          4,500      Student Loan Marketing Association,
                         Trust 1995-1, Class CTFS,
                         10/25/09 ............................        4,412,109
                                                                    -----------
                                                                     49,300,912
                                                                    -----------
                     U.S. GOVERNMENT SECURITIES--1.0%
                     United States Treasury Note,
          4,800        5.50%, 05/15/09 .......................        4,472,256
          1,145        6.125%, 08/15/07 ......................        1,116,375
                                                                    -----------
                                                                      5,588,631
                                                                    -----------
                     ZERO COUPON BONDS--35.2%
                     Financing Corp (FICO Strips),
         18,000        03/07/02 ..............................       15,372,720
         29,300        12/27/02 ..............................       23,772,262
                     Government Trust Certificates (Israel),
         19,432        05/15/02 ..............................       16,610,752
         25,000        11/15/02 ..............................       20,652,500
         10,000      Government Trust Certificates (Jordan),
                       05/15/02 ..............................        8,588,700
                     U.S. Treasury Strips,
         51,200@       10/31/02 ..............................       42,761,216
         74,550@       11/30/02 ..............................       61,873,518
                                                                    -----------
                                                                    189,631,668
                                                                    -----------
                     TAXABLE MUNICIPAL BONDS--6.8%
AAA       1,000      Kern County California,
                       Pension Obligation,
                         6.39%, 08/15/02 .....................          983,950
AAA       3,510      Long Beach California,
                       Pension Obligation,
                         6.56%, 09/01/02 .....................        3,466,897
AAA     $ 5,000      Los Angeles County California,
                       Pension Obligation,
                         6.54%, 06/30/02 .....................   $    4,940,450
AAA      10,000      New Jersey Economic Development
                       Auth., Zero Coupon,
                         02/15/03 ............................        8,034,300
                     New York City G.O.,
A-        5,000        6.54%, 03/15/02 .......................        4,938,350
A-        5,000        7.125%, 08/15/02 ......................        4,996,550
A-        5,000        7.34%, 04/15/02 .......................        5,018,850
BBB       1,235      New York St. Environ. Fac. Auth.,
                       6.73%, 09/15/02 .......................        1,215,228
AAA       1,950      San Francisco California
                       International Airport,
                         6.35%, 05/01/02 .....................        1,920,165
AA        1,000      St. Josephs Health System California,
                         G.O., 7.13%, 07/01/02 ...............          998,420
                                                                    -----------
                                                                      36,513,160
                                                                    -----------
                     CORPORATE BONDS--25.0%
                     FINANCE & BANKING--11.4%
A3        4,900      Ahmanson HF & Co.,
                       8.25%, 10/01/02 .......................        4,985,260
A3        1,700      Amsouth Bancorp.,
                       6.75%, 11/01/25 .......................        1,626,288
A+        5,000      Goldman Sachs Group L P,
                       6.25%, 02/01/03** .....................        4,854,370
                     Lehman Brothers Holdings Inc.,
A         5,000        6.625%, 12/27/02 ......................        4,895,100
A           875        6.75%, 09/24/01 .......................          868,479
A         5,000        7.25%, 04/15/03 .......................        4,950,800
AA-       1,665      Merrill Lynch & Co. Inc.,
                       5.75%, 11/04/02 .......................        1,608,207
                     Nationsbank Corp.,
Aa2       5,000        6.65%, 04/09/02 .......................        4,957,350
Aa2       5,000        7.00%, 09/15/01 .......................        5,003,500
                     Paine Webber Group Inc.,
BBB+      2,190        7.875%, 02/15/03 ......................        2,203,250
BBB+      7,790        8.25%, 05/01/02 .......................        7,930,220
                     Salomon Smith Barney Holdings Inc.,
Aa3       3,000        5.875%, 02/01/01 ......................        2,966,550
Aa3       1,500        7.00%, 05/15/00 .......................        1,502,130
Aa3       4,500        7.98%, 03/01/00 .......................        4,510,710
A-        8,500      Transamerica Finance Corp.,
                       6.75%, 06/01/00 .......................        8,509,520
                                                                    -----------
                                                                     61,371,734
                                                                    -----------
                     INDUSTRIALS--4.0%
A         1,000      Bass America Inc.,
                       8.125%, 03/31/02 ......................        1,017,940
A+        1,000      Ford Motor Credit Co.,
                       8.00%, 06/15/02 .......................        1,020,254
Baa2      5,425      Jones Apparel Group Inc.,
                       6.25%, 10/01/01 .......................        5,280,468
BBB+      5,000      Norfolk Southern Corp.,
                       6.95%, 05/01/02 .......................        4,978,400

See Notes to Consolidated Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
Baa2    $ 5,265        Raytheon Co.,
                         6.45%, 08/15/02 .....................   $    5,129,479
AA-       4,000        TCI Communications Inc.,
                         9.25%, 04/15/02 .....................        4,186,360
                                                                 --------------
                                                                     21,612,901
                                                                 --------------
                       UTILITIES--1.7%
A3        5,000@       Columbia Energy Group,
                         6.610%, 11/28/02 ....................        4,883,550
A         4,000        360 Communications,
                         7.125%, 03/01/03 ....................        3,979,640
                                                                 --------------
                                                                      8,863,190
                                                                 --------------
                       YANKEE BONDS--7.9%
Aa1       5,000@       African Development Bank,
                         7.75%, 12/15/01 .....................        5,067,000
AAA       4,203        Banamex Remittance Master Trust,
                         Ser. 1996-1, 7.57%, 01/01/01** ......        4,181,635
A         5,000        Corporacion Andina de Fomento,
                         7.10%, 02/01/03 .....................        4,914,400
BBB-      3,500        Empresa Elec. Guacolda SA,
                         7.95%, 04/30/03** ...................        3,325,000
BBB+      1,650        Empresa Elec. Pehuenche,
                         7.30%, 05/01/03 .....................        1,590,050
BBB       2,000        Korea Development Bank,
                         6.50%, 11/15/02 .....................        1,940,180
BBB+     10,000        Republic of Argentina,
                         Zero coupon, 04/15/01 ...............        8,870,000
BBB-      5,000        Telecom Argentina,
                         9.75%, 07/12/01** ...................        5,000,000
BBB-      5,000        Transpatadora de Gas Tragas,
                         10.25%, 04/25/01 ....................        5,037,500
Baa1      2,811        YPF Sociedad Anonima,
                         7.50%, 10/26/02 .....................        2,805,956
                                                                 --------------
                                                                     42,731,721
                                                                 --------------
                       Total corporate bonds .................      134,579,546
                                                                 --------------
                     COLLATERALIZED MORTGAGE
                     OBLIGATION RESIDUALS***--0.3%
                     Federal Home Loan Mortgage Corp.,
             10        Series 1016, Class 1016-R,
                         11/15/20 ............................           26,000
                     Federal National Mortgage Association,
                     REMIC,
              1        Trust 1991-9, Class 9-R,
                         02/25/06 ............................          218,500
              1        Trust 1991-9, Class 9-RL,
                         02/25/06 ............................            1,000
              1        Trust 1991-48, Class 48-R,
                         05/25/06 ............................          726,750
              1        Trust 1991-48, Class 48-RL,
                         05/25/06 ............................            1,000
              7        Trust 1991-50, Class 50-R,
                         05/25/06 ............................          550,260
                                                                 --------------
                                                                      1,523,510
                                                                 --------------
                     CALL OPTIONS PURCHASED
                     Interest Rate Swap,
        $85,000        3 Month LIBOR over 5.60%,
                         expires 08/07/00 ....................   $       26,159
                                                                 --------------
                       Total long-term investments
                       (cost $722,474,648) ...................      700,783,979
                                                                 --------------
       PRINCIPAL
        AMOUNT
         (000)
       --------
                     SHORT-TERM INVESTMENTS--1.4%
                     DISCOUNT NOTE
        $ 7,451      Federal Home Loan Bank,
                       1.50%, due 01/03/00
                         (amortized cost $7,451.379) .........        7,451,379
                                                                 --------------
                     Total investments before
                       investments sold short--131.5%
                       (cost $729,926,027) ...................      708,235,358
                     INVESTMENTS SOLD SHORT--(1.4%)
         (7,500)     U.S. Treasury Note,
                       6.00%, 08/15/09
                       (proceeds received $7,355,859) ........       (7,265,625)
                                                                 --------------
                       Total investments net of
                         investments sold
                         short -130.1%
                         (cost $722,570,168) .................      700,969,733
                       Liabilities in excess of cash and
                         other assets--(30.1%) ...............     (162,201,035)
                                                                 --------------
                       NET ASSETS--100% ......................   $  538,768,698
                                                                 ==============
----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers
***  Illiquid securities representing 0.80% of portfolio assets.
@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements financial futures contracts.
@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $3,011,959.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
            CMO -- Collateralized Mortgage Obligation.
           G.O. -- General Obligation.
          LIBOR -- London InterBank Offer Rate.
          REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $729,926,027)
  (Note 1) ..................................................      $708,235,358
Cash ........................................................           607,467
Deposit with broker for investments
  sold short (Note 1) .......................................         7,481,250
Interest receivable .........................................         6,137,600
                                                                   ------------
                                                                    722,461,675
                                                                   ------------
LIABILITIES
Reverse repurchase agreement (Note 4) .......................       171,159,125
Investment sold short, at value
  (proceeds $7,355,859) (Note 1) ............................         7,265,625
Dividend payable ............................................         2,276,444
Interest payable ............................................           661,350
Due to broker--variation margin .............................           250,008
Advisory fee payable (Note 2) ...............................           191,143
Administration fee payable (Note 2) .........................            41,988
Other liabilities ...........................................         1,847,294
                                                                   ------------
                                                                    183,692,977
                                                                   ------------
Net Assets ..................................................      $538,768,698
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .............................           575,106
  Paid-in capital in excess of par ..........................       533,510,933
                                                                   ------------
                                                                    534,086,039
  Undistributed net investment income .......................        42,781,391
  Accumulated net realized loss .............................       (16,302,297)
  Net unrealized depreciation ...............................       (21,796,435)
                                                                   ------------
  Net assets, December 31, 1999 .............................      $538,768,698
                                                                   ============
Net asset value per share:
  ($538,768,698 O 57,510,639 shares of
  common stock issued and outstanding) ......................             $9.37
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (net of net premium amortization
    of $1,637,034 and interest expense
    of $12,718,231) .........................................        44,181,081
                                                                   ------------
Expenses
  Investment advisory .......................................         2,509,195
  Administration ............................................           555,038
  Custodian .................................................           174,000
  Reports to shareholders ...................................           148,000
  Independent accountants ...................................           136,000
  Directors .................................................            84,000
  Transfer agent ............................................            82,000
  Legal .....................................................            78,000
  Registration ..............................................            48,000
  Miscellaneous .............................................           185,164
                                                                   ------------
    Total operating expenses ................................         3,999,397
                                                                   ------------
Net investment income before excise tax .....................        40,181,684
  Excise tax ................................................         2,030,737
                                                                   ------------
Net investment income .......................................        38,150,947
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments ...............................................       (19,827,835)
  Futures ...................................................        (6,879,611)
  Short sales ...............................................         5,421,557
  Swaps .....................................................         1,830,903
  Options written ...........................................           833,000
                                                                   ------------
                                                                    (18,621,986)
                                                                   ------------
Change in net unrealized appreciation (depreciation) on:
  Investments ...............................................       (34,582,787)
  Options written ...........................................         2,186,744
  Futures ...................................................          (418,694)
  Short sales ...............................................            85,082
  Swaps .....................................................          (465,937)
                                                                   ------------
                                                                    (33,195,592)
                                                                   ------------
Net loss on investments .....................................       (51,817,578)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...........................................      ($13,666,631)
                                                                   ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
RECONCILIATION OF NET DECREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting
  from operations ...........................................      $(13,666,631)
                                                                   ------------
Decrease in investments .....................................       149,963,692
 Net realized loss ..........................................        18,621,986
Decrease in unrealized  appreciation ........................        33,195,592
Decrease in unrealized appreciation on interest rate swap ...           465,937
Decrease in receivable for investments sold .................        38,141,709
Decrease in receivable for variation margin .................           385,351
Decrease in interest receivable .............................         2,147,957
Decrease in payable for investments purchased ...............       (83,828,030)
Decrease in swap option written .............................        (3,019,744)
Increase in deposits with broker for short sales ............        (5,753,624)
Increase in payable for investments sold short                        5,552,348
Decrease in interest payable ................................        (1,040,940)
Increase in accrued expenses and other liabilities ..........         1,073,427
                                                                  -------------
  Total adjustments .........................................       155,905,661
                                                                   ------------
Net cash flows provided by operating activities .............      $142,239,030
                                                                   ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .............      $142,239,030
                                                                   ------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .................      (114,849,175)
  Cash dividends paid .......................................       (27,317,284)
                                                                   ------------
Net cash flows used for financing activities ................      (142,166,459)
                                                                   ------------
  Net increase in cash ......................................            72,571
Cash at beginning of year ...................................           534,896
                                                                   ------------
Cash at end of year .........................................      $    607,467
                                                                   ============

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                         1999           1998
                                                    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ................       $38,150,947         $41,426,604
  Net realized gain (loss) .............       (18,621,986)          7,649,729
  Net change in unrealized
    appreciation (depreciation) ........       (33,195,592)          9,477,287
                                               -----------         -----------
  Net increase (decrease) in
    net assets resulting from
    operations .........................       (13,666,631)         58,553,620
  Dividends from net
    investment income ..................       (27,317,284)        (27,317,150)
                                               -----------         -----------
  Total increase (decrease) ............       (40,983,915)         31,236,470

NET ASSETS
  Beginning of year ....................       579,752,613         548,516,143
                                               -----------         -----------
  End of year (including
    undistributed net investment
    income of $42,781,391 and
    $29,916,991 respectively) ..........       $538,768,698       $579,752,613
                                               ===========        ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                             YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                       1999        1998         1997         1996         1995
                                                       -----       -----        -----        -----        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..............    $ 10.08      $ 9.54       $ 9.15      $ 9.32       $ 8.12
                                                     -------      ------       ------      ------       ------
 Net investment  income (net of interest expense
    of $0.22, $0.23, $0.18, $0.19 and $0.34,
    respectively) ...............................       0.66        0.72         0.67        0.58         0.62
 Net realized and unrealized gain (loss).........      (0.89)       0.30         0.20       (0.22)        1.14
                                                     -------      ------       ------      ------       ------
 Net increase (decrease) from
     investment operations ......................      (0.23)       1.02         0.87        0.36         1.76
                                                     -------      ------       ------      ------       ------
 Dividends from net investment income ...........      (0.48)      (0.48)       (0.48)      (0.53)       (0.56)
                                                     -------      ------       ------      ------       ------
 Net asset value, end of year* ..................    $  9.37      $10.08       $ 9.54      $ 9.15       $ 9.32
                                                     =======      ======       ======      ======       ======
 Per share market value, end of year* ...........    $  8.81      $ 9.19       $ 8.50      $ 8.00       $ 7.63
                                                     =======      ======       ======      ======       ======
TOTAL INVESTMENT RETURN .........................       1.07%      14.02%       12.56%      11.79%       14.68%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..............................       0.72%       0.75%        0.73%       0.74%        0.78%
Operating expenses and interest expense .........       3.00%       3.12%        3.05%       3.87%        4.68%
Operating expenses, interest expense
 and excise taxes ...............................       3.36%       3.19%        3.05%       3.87%        4.68%
 Net Investment Income ..........................       6.84%       7.35%        6.84%       6.39%        7.13%
SUPPLEMENTAL DATA:
 Average net assets (000) .......................   $557,648    $563,470     $531,101    $518,963     $501,869
 Portfolio turnover rate ........................         58%         61%         110%        107%         135%
 Net assets, end of year (000) ..................   $538,769    $579,753     $548,516    $526,116     $535,741
 Reverse repurchase agreements
    outstanding, end of year (000) ..............   $171,159    $286,008     $212,244    $213,085     $232,396
 Asset coverage ++ ..............................   $  4,148    $  3,027     $  3,584    $  3,469     $  3,305

-----------------
   * NET ASSET VALUE AND MARKET VALUE ARE PUBLISHED IN BARRON'S EACH SATURDAY AND THE WALL STREET JOURNAL each Monday.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.
                                       12

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERMTRUST INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES
The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The Trust's primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or shortly before December 31, 2002. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved. On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BGT Subsidiary, Inc.These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after eliminattion of all intercompany transactions and balances.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or urchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the roceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge ositions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a ortfolio is long. In the same sense, call options can be purchased to hedge a ortfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio ositions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

     The Trust did not engage in securities lending during the year ending December 31, 1999.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. remiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's ortfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be urchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge ositions so that changes in interest rates do not change the duration of the ortfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to urchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying 14 # hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the articular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.


SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The trust did not engage in securities lending during the year ended December 31, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's ortfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves rotection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the ortfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex- dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting rinciples.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $2,030,737 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRockAdvisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCBank Corp. The Trust has an Administration Agreement with MorganStanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.45%. The administration fee paid to MSDWA is also computed weekly and payable monthly at an annual rate of 0.10% .

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. MSDWA pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than for short-term investments, for the year ended December 31, 1999, aggregated $457,302,706 and $522,497,963, respectively.

     The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1999, the Trust held 9.0% of its portfolio assets in securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at December 31, 1999 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized depreciation for federal income tax purposes was $21,690,669 (gross unrealized appreciation--$11,089,559; gross unrealized depreciation--$32,689,997).

     For federal income tax purposes, the Trust has a capital loss carryforward as of December 31, 1999 of approximately $7,236,000 of which $2,195,000 expires in 2001 and $5,041,000 expires at the termination of the Trust.

     Details of open financial futures contracts at December 31, 1999 are as follows:

                                   VALUE AT   VALUE AT
NUMBER OF             EXPIRATION    TRADE    DECEMBER 31,    UNREALIZED
CONTRACTS       TYPE     DATE       DATE       1999         DEPRECIATION
--------        -----  --------    -------  -------------   ------------
Long position:
               30 Yr.
   500         T-Bond  Mar. 2000 $45,664,750  $45,468,750   $(196,000)
                                                            =========

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:
The Trust may enter into reverse repurchase agreements with qualified, third arty broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was $257,901,313 at a weighted average interest rate of approximately 4.94%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $293,717,063 as of September 30, 1999 which was 29.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase rice at the future date.

     The average monthly balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $3,750,000. The maximum amount of dollar rolls outstanding at any month-end during the year was $45,393,750 as of January 31, 1999 which was 4.9% of total assets.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 57,510,639 shares outstanding at December 31, 1999, the Advisor owned 10,724 shares.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGICTERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

   We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock Strategic Term Trust Inc., including the consolidated portfolio of investments, as of December 31, 1999, and the related consolidated statements of operations and of consolidated cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we erformed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The BlackRock Strategic Term Trust Inc. as of December 31, 1999, and the results of its consolidated operations, its consolidated cash flows, the changes in its consolidated net assets and its consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/S/ DELOITTE & TOUCHE LLP
-------------------------
    Deloitte & Touche LLP
    New York, New York
    February 11, 2000

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------
   We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the taxable year ended Decebmber 31, 1999.

   During the fiscal year ended December 31, 1999, the Trust paid aggregate dividends of $.475 per share to investors taxable as 1999 income to shareholders of record from January 1 to December 31, 1999. For federal income tax purposes, the dividends you received are reportable in your 1999 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

   We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 8.60% of the dividends paid from ordinary income in the fiscal year ended December 31, 1999 qualify for each of these states, tax exclusion.

   For the purpose fo preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 2000.

--------------------------------------------------------------------------------
                           DIVIDENDS REINVESTMENT PLAN
--------------------------------------------------------------------------------
   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by Morgan Stanley Dean Witter FSB (the "Agent") in Trust shares pursuant to the lan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the lan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash ayment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a ro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividend or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
   There have been no material changes in the Trust's investment objectives or olicies that have not been approved by the Shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

   We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Strategic Term Trust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. is an SEC-registered investment advisor. As of December 31, 1999, the Advisor and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as ossible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering rice at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust ays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends aid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IOclass is extremely sensitive to the rate of principal payments (including repayments) on the related underlying mortgage assets, and a repaid rate of rincipal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER ROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                    THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE  RATE  MORTGAGE-
BACKED SECURITIES (ARMS):
                            Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

ASSET-BACKED  SECURITIES:   Securities  backed by various  types of  receivables
                            such as automobile and credit card receivables.

CLOSED-END FUND:            Investment  vehicle which  initially  offers a fixed
                            number of shares and trades on a stock exchange. The
                            fund  invests  in  a  portfolio  of   securities  in
                            accordance with its stated investment objectives and policies.

COLLATERALIZED  MORTGAGE
OBLIGATIONS (CMO):          Mortgage-backed  securities which separate  mortgage
                            pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE-
BACKED SECURITIES (CMBS):   Mortgage-backed  securities  secured  or  backed  by
                            mortgage loans on commercial properties.

DISCOUNT:                   When a fund's net asset  value is  greater  than its
                            stock price the fund is said to be trading at a discount.

 DIVIDEND:                  Income  generated by  securities  in a portfolio and
                            distributed  to  share-holders   shareholders  after
                            deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:      Shareholders may elect to have all  distributions of
                            dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.


FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

 FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

 GNMA:                      Government  National  Mortgage  Association,  a U.S.
                            Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:      Securities   issued  or   guaranteed   by  the  U.S.
                            government,    or   one   of   its    agencies    or
                            instrumentalities, such as GNMA, FNMA and FHLMC.

INVERSE-FLOATING RATE
MORTGAGES:                  Mortgage  instruments  with  coupons  that adjust at
                            periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES:   Mortgage securities including CMBS that receive only
                            the interest cash flows from an  underlying  pool of
                            mortgage    loans   or    underlying    pass-through
                            securities.

MARKET PRICE:               Price  per  share  of  a  security  trading  in  the
                            secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:      A mortgage dollar roll is a transaction in which the
                            Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:     Mortgage-backed  securities  issued  by FNMA  FHLMC,
                            GNMA or FHA


NET ASSET VALUE (NAV):      Net  asset  value is the total  market  value of all
                            securities and other assets held by the Trust,  plus
                            income  accrued  on  its   investments,   minus  any
                            liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                            Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW YORK
                            TIMES AND THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES:  Mortgage  securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

PROJECT LOANS:              Mortgages for  multi-family,  low- to  middle-income
                            housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                  Securities issued in connection with collateralized
                            mortgage  obligations that generally  represent the
                            excess   cash   flow  from  the   mortgage   assets
                            underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


REVERSE                     In a  reverse   repurchase    agreement,   the Trust
REPURCHASE  AGREEMENTS:     sells securities and agrees to repurchase  them at a
                            mutually agreed date and price. during this time, the trust continues to receive the principal and interest payments from that security. at the end of the term, the trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED    Arrangements  in which a pool of assets is separated
SECURITIES:                 into two classes that receive different  proportions
                            of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

BLACKROCK
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Morgan Stanley Dean Witter FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM

Printed on recycled paper

THE BLACKROCK
STRATEGIC TERM
TRUST INC.
--------------------------------------------------------------------------------
CONSOLIDATED
ANNUAL REPORT
DECEMBER 31, 1999


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